UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2004


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                   000-50808              20-0829917
 (State or other jurisdiction of     (Commission           (IRS Employer
          incorporation)             File Number)           Identification No.)

                            One Riverway, Suite 1400
                                 Houston, Texas               77056
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [   ]  Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On October 13, 2004, WCA Waste Corporation issued a press release announcing that it had received an expansion permit at its Central Missouri Landfill located outside of Sedalia, Missouri. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit 99.1 WCA Waste Corporation Press Release, dated October 13, 2004, announcing receipt of a landfill expansion permit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WCA WASTE CORPORATION


Date: October 13, 2004     /s/ Charles A. Casalinova
                           --------------------------------------------------
                           Charles A. Casalinova
                           Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

   99.1 WCA Waste Corporation Press Release, dated October 13, 2004, announcing receipt of a landfill expansion permit.